UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (Date of earliest event reported):  March 21, 2008

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐            Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02                                  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGENMETS OF CERTAIN OFFICERS.

Effective March 21, 2008, Donald C. Grenesko retired from his position as Senior Vice President/Finance and Administration of Tribune Company.  In connection with his departure, Mr. Grenesko will receive payments consistent with the terms previously disclosed in the Company’s 2007 Annual Report on Form 10-K, filed on March 20, 2008, and consistent with the Company’s Management Equity Incentive Plan.

As previously announced, Chandler Bigelow has been appointed as the Chief Financial Officer of Tribune Company, effective March 24, 2008.  Mr. Bigelow, 39, has been the Company’s Vice President/Treasurer with responsibility for the Company’s financing activities, cash management, short-term and retirement fund investments and risk-management programs since 2003.  He began his Tribune career in 1998 and prior to his most recent position served as Assistant Treasurer, Director/Corporate Finance and Corporate Finance Manager.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY
(Registrant)

Date: March 26, 2008	/s/ Mark W. Hianik
Mark W. Hianik
Vice President/Assistant General Counsel